UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2014

DS Services Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	20-5752672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5660 New Northside Drive Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip code)

333-194935

(Commission File Number)

(770) 933-1400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 8, 2014, DS Services of America, Inc. (the “Company”) issued a press release announcing certain financial results for its fiscal quarter and six month periods ended June 27, 2014 and certain leverage information. A copy of the press release issued by the Company is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Form 8-K and the accompanying exhibit are being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DS SERVICES HOLDINGS, INC.

By:	/s/ Ron Z. Frieman
Name:	Ron Z. Frieman
Title:	Senior Vice President and Chief Financial Officer

Date: August 8, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 8, 2014